                                                                    EXHIBIT 10.6


                      METAWAVE COMMUNICATIONS CORPORATION

             AMENDED AND RESTATED SERIES E SENIOR PREFERRED STOCK

                    AND CONVERTIBLE NOTE PURCHASE AGREEMENT

                                April 28, 1999

                               TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
1.  Purchase and Sale of Stock and Convertible Promissory Notes...............................................   2
         1.1   Sale and Issuance of Series D Preferred Stock..................................................   2
         1.2   Sale and Issuance of Convertible Promissory Notes..............................................   2
         1.3   Closing........................................................................................   2

2.  Representations and Warranties of the Company.............................................................   3
         2.1   Organization, Good Standing and Qualification..................................................   3
         2.2   Corporate Power................................................................................   3
         2.3   Capitalization and Voting Rights...............................................................   4
         2.4   Subsidiaries...................................................................................   5
         2.5   Authorization..................................................................................   6
         2.6   Valid Issuance of Preferred and Common Stock...................................................   6
         2.7   Governmental Consents..........................................................................   6
         2.8   Offering.......................................................................................   7
         2.9   Returns and Complaints.........................................................................   7
         2.10  Litigation.....................................................................................   7
         2.11  Proprietary Information........................................................................   7
         2.12  Patents and Trademarks.........................................................................   7
         2.13  Compliance with Other Instruments..............................................................   8
         2.14  Agreements; Action.............................................................................   9
         2.15  Related-Party Transactions....................................................................   10
         2.16  Permits.......................................................................................   10
         2.17  Environmental and Safety Laws.................................................................   10
         2.18  Manufacturing and Marketing Rights............................................................   10
         2.19  Disclosure....................................................................................   10
         2.20  Registration Rights...........................................................................   11
         2.21  Corporate Documents...........................................................................   11
         2.22  Title to Property and Assets..................................................................   11
         2.23  Financial Statements..........................................................................   11
         2.24  Changes.......................................................................................   11
         2.25  Employee Benefit Plans........................................................................   13
         2.26  Tax Returns, Payments and Elections...........................................................   13
         2.27  Insurance.....................................................................................   13
         2.28  Minute Books..................................................................................   13
         2.29  Labor Agreements and Actions..................................................................   13
         2.30  Voting Agreements.............................................................................   14
         2.31  Outstanding Debt..............................................................................   14
         2.32  Real Property Holding Corporation Status......................................................   14
         2.33  Use of Proceeds...............................................................................   14

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                               Page
                                                                                                               ----
3.  Representations and Warranties of the Investors.........................................................     14
         3.1  Authorization.................................................................................     14
         3.2  Purchase Entirely for Own Account.............................................................     15
         3.3  Disclosure of Information.....................................................................     15
         3.4  Investment Experience.........................................................................     15
         3.5  Accredited Investor...........................................................................     15
         3.6  Restricted Securities.........................................................................     16
         3.7  Further Limitations on Disposition............................................................     17
         3.8  Legends.......................................................................................     18

4.  Conditions of Investor's Obligations at Closing.........................................................     18
         4.1  Representations and Warranties................................................................     18
         4.2  Performance...................................................................................     18
         4.3  Compliance Certificate........................................................................     18
         4.4  Qualifications................................................................................     19
         4.5  Proceedings and Documents.....................................................................     19
         4.6  Bylaws........................................................................................     19
         4.7  Board of Directors............................................................................     19
         4.8  Opinion of Company Counsel....................................................................     19
         4.8  Investors' Rights Agreement...................................................................     19
         4.10 Consents and Waivers..........................................................................     19
         4.11 Adjustment to Prior Issuances of Series E Preferred Stock.....................................     19

5.  Conditions of the Company's Obligations at Closing......................................................     19
         5.1  Representations and Warranties................................................................     19
         5.2  Payment of Purchase Price.....................................................................     19
         5.3  Qualifications................................................................................     20

6.  HSR Act Filings.........................................................................................     20

7.  Miscellaneous...........................................................................................     20
         7.1  Survival of Warranties........................................................................     20
         7.2  Successors and Assigns........................................................................     20
         7.3  Governing Law.................................................................................     20
         7.4  Counterparts..................................................................................     20
         7.5  Titles and Subtitles..........................................................................     20
         7.6  Notices.......................................................................................     20
         7.7  Finder's Fee..................................................................................     21
         7.8  Expenses......................................................................................     21
         7.9  Amendments and Waivers........................................................................     21
         7.10 Severability..................................................................................     21

                              TABLE OF CONTENTS
                                 (continued)

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                                                                                                              ----
         7.11  Aggregation of Stock.........................................................................    21
         7.12  Entire Agreement.............................................................................    21

  Schedule A-1
  ------------
       and A-2     Schedule of Investors
       -------
    Schedule B     Schedule of Exceptions
    ----------

     Exhibit A     Fifth Amended and Restated Certificate of Incorporation
     ---------
     Exhibit B     Fifth Amended and Restated Investors' Rights Agreement
     ---------
     Exhibit C     List of Stockholders
     ---------
     Exhibit D     Opinion of Counsel for the Company
     ---------
     Exhibit E     Addendum Agreement
     ---------
     Exhibit F     Convertible Note
     ---------

               AMENDED AND RESTATED SERIES E PREFERRED STOCK AND

                      CONVERTIBLE NOTE PURCHASE AGREEMENT

     THIS AMENDED AND RESTATED SERIES E SENIOR PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE AGREEMENT is made as of the 28th day of April, 1999 (this "Agreement"), by and among Metawave Communications Corporation, a Delaware
----------
corporation (the "Company"), and the investors listed on Schedule A hereto, each
                  -------                                ----------
of which is herein referred to as an "Investor."
                                      --------

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Stock and Convertible Promissory Notes
          -----------------------------------------------------------

          1.1  Sale and Issuance of Series E Senior Preferred Stock
               ----------------------------------------------------

     Subject to the terms and conditions of this Agreement, each Investor (except those Investors that must sign convertible notes, as defined below) agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Series E Preferred Stock set forth opposite each Investor's name on Schedule A
                                                                    ----------
hereto for a purchase price of $5.00 per share. The Investors who are purchasing Series E Preferred Stock pursuant to this Section 1.1 are referred to herein as the "Stock Purchasers."
               ----------------

          1.2  Sale and Issuance of Convertible Promissory Notes.
               -------------------------------------------------

     Subject to the terms and conditions of this Agreement, those Investors executing a convertible note (collectively, the "Note Purchasers" and
                                                 ---------------
individually, a "Note Purchaser") each agrees to purchase at the Closing and the Company agrees to sell and issue to the Note Purchasers a convertible promissory note in substantially the form attached hereto as Exhibit F (a "Note" and
                                                  ---------     ----
collectively, the "Notes") in the principal amount specified with respect to the
                   -----
Note Purchaser on Schedule A to this Agreement.  The purchase price of each Note
                  ----------
shall be equal to 100% of the principal amount of such Note. The Company's agreement with the Note Purchasers is a separate agreement, and the sales of the Notes to the Note Purchasers is a separate sale.

          1.3  Closings
               --------

     (a) The purchase and sale of the Series E Preferred Stock and the Notes shall take place at the offices of Venture Law Group, 4750 Carillon Point, Kirkland, Washington, at 9:00 a.m., on April 28, 1999, (assuming that all conditions to closing have been satisfied), or at such other time and place as the Company and the Stock Purchasers acquiring in the aggregate more than half the shares of Series E Preferred Stock sold pursuant hereto and the Note Purchasers purchasing a majority of the principal amount of the Notes sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, or pursuant to the terms of
                       -------
any convertible debt, the Company shall (i) deliver to each Stock

Purchaser a certificate representing the Series E Preferred Stock that such Stock Purchaser is purchasing against payment of the purchase price therefor by wire transfer in same day funds, or cancellation of indebtedness, or any combination thereof, (ii) deliver to the Note Purchasers the Notes to be purchased by the Note Purchasers against payment of the purchase price therefor by wire transfer in same day funds or cancellation of indebtedness or any combination thereof.

     (b) If the full number of the authorized shares of Series E Preferred Stock of the Company is not sold at the Closing, the Company shall have the right, at any time on or before June 28, 1999, to sell the remaining authorized but unissued shares of Series E Preferred Stock to one or more additional purchasers as determined by the Company, or to any Investor hereunder who wishes to acquire additional shares of Series E Preferred Stock at the price and on the terms set forth herein, provided that any such additional purchaser shall be required to execute an Addendum Agreement substantially in the form attached hereto as Exhibit E. Any additional purchaser so acquiring shares of Series E
          ---------
Preferred Stock shall be considered an "Investor" for purposes of this Agreement and the Fifth Amended and Restated Investors Rights Agreement dated as of the date hereof (the "Investors' Rights Agreement") and attached hereto as Exhibit B
                  ---------------------------
and shall have the rights and obligations hereunder and thereunder, and any Series E Preferred Stock so acquired by such additional purchaser shall be considered Series E Preferred Stock for purposes of this Agreement and all other agreements contemplated hereby, including the Investor Rights Agreement.

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to each Investor that, except as set forth on the Schedule of Exceptions attached hereto as Schedule B (the "Schedule of
                                          ----------       -----------
Exceptions") specifically identifying the relevant subparagraph hereof, which
----------
exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted in its Private Placement Memorandum heretofore furnished to the Investors (the "PPM").
                                                                         ---
The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. Copies of the Company's Fifth Amended and Restated Certificate of Incorporation, Bylaws, minutes and consents of stockholders and of the Board of Directors are available for inspection at the Company's offices and true, correct and complete copies of such documents have been previously made available to each Investor or an Investor's special counsel.

          2.2  Corporate Power.  The Company has now, or will have at the date
               ---------------
of the Closing, all requisite legal and corporate power to enter into, execute and deliver this Agreement and the Investors' Rights Agreement.

          2.3  Capitalization and Voting Rights
               --------------------------------

               (a) The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

                    (i)  Preferred Stock. Thirty-seven Million (37,000,000)
                         ---------------
shares of Preferred Stock (the "Preferred Stock") comprised of 5,565,416 shares
                                ---------------
designated as Series A Preferred Stock (the "Series A Preferred Stock"), of
                                             ------------------------
which 5,500,000 shares are issued and outstanding, 2,760,742 shares designated as Series B Preferred Stock (the "Series B Preferred Stock"), of which 2,740,743
                                  ------------------------
shares are issued and outstanding, 2,700,000 shares designated as Series C Preferred Stock (the "Series C Preferred Stock"), of which 2,491,880 shares are
                      ------------------------
issued and outstanding, 4,000,000 shares designated as Series D Preferred Stock (the "Series D Preferred Stock") of which 2,397,727 shares are issued and
      ------------------------
outstanding and 20,500,000 shares designated as Series E Senior Preferred Stock (the "Series E Preferred Stock"), 1,625,000 of which are currently outstanding
      ------------------------
and up to all of which will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series E Preferred Stock will be as stated in the Company's Fifth Amended and Restated Certificate of Incorporation, attached hereto as Exhibit A (the "Restated Certificate"). As of the date of this
          ---------       --------------------
Agreement, and pursuant to Article IV.B.4 of the Company's Restated Certificate, each share of Series A, Series B, Series C, Series D and Series E Preferred Stock is convertible into one (1) share of Common Stock (as may be adjusted to reflect certain dilutive issuances of the Company's stock).

                    (ii) Common Stock. Fifty Million (50,000,000) shares of
                         ------------
common stock (the "Common Stock"), of which 3,241,921 shares are issued and
                   ------------
outstanding. The outstanding shares of Common Stock and Preferred Stock are owned by the stockholders set forth in Exhibit C hereto.
                                       ---------

               (b) The outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws or pursuant to valid
              ---
exemptions therefrom.

               (c) The Company has reserved 4,150,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its Third Amended and Restated 1995 Stock Option Plan duly adopted by the Board of Directors and approved by the Company stockholders (the "1995
                                                                         ----
Stock Plan").  Of such reserved shares of Common Stock, options to purchase
----------
4,881,922 have been granted (this number includes subsequent cancellations), options to purchase 3,179,714 shares are currently outstanding, and 252,690 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the 1995 Stock Plan.

               (d) The Company has reserved 2,645,053 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1998 Stock Option Plan duly adopted by the Board of Directors and approved by the Company stockholders (the "1998 Stock Plan"). Of such
                                               ---------------
reserved shares of Common Stock, options to purchase 986,050 shares have been granted, options to purchase 713,375 shares are currently outstanding, and 1,931,678 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the 1998 Stock Plan.

               (e) The Company has reserved 500,000 shares of Common Stock for purchase by officers, directors, employees and consultants of the Company pursuant to its 1998 Employee Stock Purchase Plan duly adopted by the Board of Directors and approved by the Company stockholders (the "Stock Purchase Plan").
                                                         -------------------
The Stock Purchase Plan will become effective upon completion of a public offering by the Company, accordingly, no shares have been purchased under the Stock Purchase Plan.

               (f) The Company has reserved 300,000 shares of Common Stock for issuance to nonemployee directors of the Company pursuant to its 1998 Directors' Stock Option Plan duly adopted by the Board of Directors and approved by the Company stockholders (the "Directors Plan"). Of such reserved shares of Common
                           --------------
Stock, options to purchase 75,000 shares have been granted and are currently outstanding, and 225,000 shares of Common Stock remain available for issuance to nonemployee directors pursuant to the 1998 Stock Plan.

               (g) Except for (i) the conversion privileges of the Series A Preferred Stock and such other rights, privileges and agreements contemplated pursuant to the Series A Preferred Stock Purchase Agreement dated July 7, 1995,
(ii) the conversion privileges of the Series B Preferred Stock and such other rights, privileges and agreements contemplated pursuant to the Series B Preferred Stock Purchase Agreement dated May 30, 1996, (iii) the conversion privileges of the Series C Preferred Stock and such other rights, privileges and agreements contemplated pursuant to the Series C Preferred Stock Purchase Agreement dated October 30, 1996, (iv) the conversion privileges of the Series D Preferred Stock and such other rights, privileges and agreements contemplated pursuant to the Series D Stock Purchase Agreement dated August 6, 1997, (v) the conversion privileges of the Series E Preferred Stock and the Notes and such other rights, privileges and agreements contemplated pursuant to this Agreement
(vi) those rights, privileges and agreements set forth in the Schedule of Exceptions, and (vii) the rights provided in Section 2.4 of the Investors' Rights Agreement, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.4  Subsidiaries.  The Company does not presently own or control,
               ------------
directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

          2.5  Authorization.  All corporate actions on the part of the Company,
               -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Investors' Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series E Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series E Preferred Stock have been taken or will be taken prior to the Closing, and this Agreement and the Investors' Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (c) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

     2.6  Valid Issuance of Preferred and Common Stock.  The Series E Preferred
          --------------------------------------------
Stock that is being purchased by the Stock Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws. The Notes that are being purchased by the Note Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Notes, the Investors' Rights Agreement and applicable state and federal securities laws. The Series E Preferred Stock that may be issued to the Note Purchasers upon conversion of the Notes, when issued and delivered in accordance with the terms thereof, will be duly and validly issued, fully paid and nonassessable, and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series E Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws.

          2.7  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act of 1933, as amended and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") as required for
                                                     -------
any conversion of the Notes into Series E Preferred Stock.

          2.8   Offering.  Subject in part to the truth and accuracy of each
                --------
Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series E Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          2.9   Returns and Complaints.  The Company has received no material
                ----------------------
customer complaints concerning its products and/or services, nor has it had any of its products returned by a purchaser thereof, other than for minor, nonrecurring warranty problems.

          2.10  Litigation.  There is no action, suit, proceeding or
                ----------
investigation pending or currently threatened against the Company or against its officers, directors or stockholders, or, to its knowledge, against its employees or consultants that questions the validity of this Agreement or the Investors' Rights Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

          2.11  Proprietary Information.  Each employee and officer, of the
                -----------------------
Company has executed a Confidential Information and Inventions Agreement substantially in the form made available or provided to each Investor or such Investor's special counsel, as the case may be. The Company, after reasonable investigation, is not aware that any of its employees, officers, consultants or contractors are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.12  Patents and Trademarks.  The Company owns, or is licensed to
                ----------------------
use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and, to the Company's knowledge, as proposed to be conducted as described in the PPM without any conflict with or infringement of the rights of others (the "Intellectual Property"). The Schedule of Exceptions
                           ---------------------
contains a complete list of patents and pending patent applications of the Company. The Company is not obligated to make any material payments by way of royalties, fees or otherwise to any owner or licensor of any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business, or otherwise. The Company has not granted any third party any option, license or other right of any kind to the Intellectual Property. The Company does not license any technology from any third party other than for internal use and other than such licenses arising from the purchase of "off the shelf" or standard products. The Company is not aware of any violation or infringement by a third party of any of the Company's rights in the Intellectual Property. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity, other than such options, licenses, or agreements arising from the purchase of "off the shelf" or standard products. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis for any such violation. The Company is not aware that any of its employees, officers, consultants or contractors are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as conducted or as proposed to be conducted or that would prevent any such employees, officers, consultants or contractors from assigning inventions to the Company as set forth in the Employee Confidential Information and Inventions Agreement. Neither the execution nor delivery of this Agreement or the Investors' Rights Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees, officers, consultants or contractors is, to the best of the Company's knowledge, now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire), officers, consultants or contractors made prior to their employment or engagement by the Company, except for inventions which have already been assigned to the Company, in order to conduct its business as now conducted or as proposed to be conducted. The Company has taken and will take reasonable security measures to protect the Intellectual Property.

          2.13  Compliance with Other Instruments
                ---------------------------------

                (a) The Company is not in violation or default of any provision of its Restated Certificate or Bylaws, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the Investors' Rights Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision in its Restated Certificate or Bylaws, or any instrument, judgment, order, writ, decree or contract or any provision of any federal or state statue, rule or regulation applicable to the Company or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

                (b) The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution or other agreement.

          2.14  Agreements; Action
                ------------------

                (a) Except for agreements explicitly contemplated hereby, by the Investors' Rights Agreement and by the Stockholders Agreement dated July 7, 1995, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $250,000 annually or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

                (c) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $25,000 or, in the case of indebtedness and/or liabilities individually less than $25,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                (e) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

          2.15  Related-Party Transactions.  No employee, officer, or director
                --------------------------
of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

          2.16  Permits.  The Company has all franchises, permits, licenses, and
                -------
any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any respect under any of such franchises, permits, licenses, or other similar authority.

          2.17  Environmental and Safety Laws.  The Company is not in material
                -----------------------------
violation of any applicable statute, law or regulation relating to the environment or occupational health and safety and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          2.18  Manufacturing and Marketing Rights.  The Company has not granted
                ----------------------------------
rights to manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

          2.19  Disclosure.  The Company has fully provided each Investor with
                ----------
all the information that such Investor has requested for deciding whether to purchase the Series E Preferred Stock and all information that the Company believes is reasonably necessary to enable such Investor to make such decision, including disclosure describing its business. This Agreement and the Investors' Rights Agreement, and any other statements or certificates made or delivered in connection herewith or therewith, and to the Company's knowledge, the PPM (when read together) do not contain any untrue statement of a material fact nor do the representations and warranties in such agreements and other statements and certificates (taken as a whole) omit to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. To the extent the PPM was prepared by management of the Company, the PPM and the financial and other projections contained in the PPM were prepared in good faith; however, the Company does not warrant that it will achieve such projections.

          2.20  Registration Rights.  Except as provided in the Investors'
                -------------------
Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.21  Corporate Documents.  The Restated Certificate and Bylaws of the
                -------------------
Company are in the form previously provided to each Investor or to such Investor's special counsel, as the case may be.

          2.22  Title to Property and Assets.  The Company owns its property and
                ----------------------------
assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, holds a valid leasehold interest free of any liens, claims or encumbrances.

          2.23  Financial Statements.  The Company has made available or
                --------------------
delivered to each Investor its unaudited financial statements (balance sheet and profit and loss statement and statement of cash flows) at March 31, 1999, and its draft consolidated financial statements for the year ended December 31, 1998 and its audited financial statements for the years ended December 31, 1996 and
1997   (collectively, the "Financial Statements").  The Financial Statements
                           --------------------
have been prepared in accordance with generally accepted accounting principles, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than (a) liabilities incurred in the ordinary course of business subsequent to March 31, 1999 and (b) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          2.24  Changes.  Since March 31, 1999, there has not been:
                -------

                (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (c) any waiver by the Company of a valuable right or of a material debt owed to it;

               (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (e) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

               (f) any material change in any compensation arrangement or agreement with any employee;

               (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

               (h) any resignation or termination of employment of any key officer or key employee of the Company, and the Company does not know of the impending resignation or termination of employment of any such key officer or key employee;

               (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

               (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

               (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

               (l) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

               (m) to the best of the Company's knowledge, any other event or condition of any character that might materially and adversely affect the assets, properties, financial condition, operating results, business or prospects of the Company (as such business is presently conducted and as it is proposed to be conducted); or

               (n) any agreement or commitment by the Company to do any of the things described in this Section 2.24.

          2.25  Employee Benefit Plans.  The Company does not have any Employee
                ----------------------
Benefit Plans as defined in the Employee Retirement Income Security Act of 1974 ("ERISA").
  -----

          2.26  Tax Returns, Payments and Elections.  The Company has filed all
                -----------------------------------
tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith that are listed in the Schedule of Exceptions. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a
                       ----
collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

          2.27  Insurance.  The Company has in full force and effect fire and
                ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          2.28  Minute Books.  The minute books of the Company made available or
                ------------
provided to the Investors contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

          2.29  Labor Agreements and Actions.  The Company is not bound by or
                ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best of the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the best of the Company's knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results, business or prospects of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company subject to severance payments upon termination under certain circumstances as set forth in the Schedule of Exceptions. To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

          2.30  Voting Agreements.  Except as set forth in the Company's
                -----------------
Restated Certificate and the Investors' Rights Agreement, the Company has no outstanding agreement, obligation or commitment with respect to the election of any individual or individuals to the Board of Directors, and to the best of the Company's knowledge, there is no outstanding voting agreement or other arrangement among its stockholders with respect to the election of any individual or individuals to the Board of Directors.

          2.31  Outstanding Debt.  The Company has no outstanding indebtedness
                ----------------
for borrowed money, and is not a guarantor or otherwise contingently liable for any such indebtedness, except (a) as set forth on the Company's balance sheet as of March 31, 1999, or reflected in the notes thereto, or (b) additional indebtedness incurred, assumed or guaranteed since March 31, 1999 for immaterial amounts or in the ordinary course of business consistent with past practice. There exists no default under the provisions of any instrument evidencing any such indebtedness or of any agreement relating thereto.

          2.32  Real Property Holding Corporation Status.  Since its inception
                ----------------------------------------
the Company has not been a "United States real property holding corporation" as defined in Section 897(c)(2) of the U.S. Internal Revenue Code of 1986, as amended, and in Section 1.897-2(b) of the Treasury Regulations issued thereunder (the "Regulations"), and the Company has filed with the Internal Revenue Service
      -----------
all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of the Regulations.

          2.33  Use of Proceeds.  The Company will use a portion of the net
                ---------------
proceeds from the sale of the Series E Preferred Stock to redeem its 13.75% Senior Secured Bridge Notes and the remainder for working capital and general corporate purposes no later than April 29, 1999.

     3.   Representations and Warranties of the Investors.  Each Investor hereby
          -----------------------------------------------
represents and warrants that:

          3.1   Authorization.  Such Investor has full power and authority to
                -------------
enter into this Agreement and the Investors' Rights Agreement and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (c) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series E Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account,
 ----------
not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          3.3  Disclosure of Information.  Such Investor believes it has
               -------------------------
received all the information it considers necessary or appropriate for deciding whether to purchase the Series E Preferred Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series E Preferred Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

          3.4  Investment Experience.  Such Investor is an investor in
               ---------------------
securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series E Preferred Stock. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Series E Preferred Stock.

     3.5  Investor Suitability.  Such investor represents that it qualifies as
          --------------------
an "accredited investor" as such term is defined in Rule 501(a) or Regulation D under the Securities Act. To be an accredited investor, each Investor understands that he, she or it must fall within one of the following categories at the time of the sale of Series E Preferred Stock to such Investor:

     (1) any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 13 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any broker or dealer registered pursuant to Section 15 of the Exchange Act: any investment company registered under the Investment Company Act of 1940 or any business development company as defined in Section 2(a)(48) of the Act; any Small

          Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefits of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Series E Preferred Stock, with total assets in excess of $5,000,000;

     (4)  any director or executive officer of the Company;

     (5) any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (6) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

     (7) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

     (8) any entity in which all the equity owners are accredited investors as defined above.

          Any Investor who is a Massachusetts resident and proposes to rely on category (5) or (6) above may only do so if the proposed investment does not exceed twenty-five percent (25%) of such Investor's net worth (excluding residence and its furnishings).

          3.6  Restricted Securities.  Such Investor understands that the
               ---------------------
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Investors' Rights Agreement provided and to the extent this Section and such agreement are then applicable, and:

               (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such Registration Statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to an Affiliate, a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or by an Investor that is a trust to any affiliate or successor trust or trustee if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

          3.8 Foreign Investors. If the Investor is not a United States person (as defined by Section 7701 (a)(30) of the Internal Revenue Code of 1986, as amended), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Series E Preferred or any use of this Agreement, including (i) legal requirements within its jurisdiction for the purchase of the Series E Preferred, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Series E Preferred. Such Investor's subscription and payment for and continued beneficial ownership of the Series E Preferred, will not violate any applicable securities and other laws of the Purchaser's jurisdiction.

          3.9  Legends.  It is understood that the certificates evidencing the
               -------
Securities may bear legends in substantially the following forms:

               (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

               (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

     4.   Conditions of Investor's Obligations at Closing.  The obligations of
          -----------------------------------------------
each Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

          4.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          4.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  Compliance Certificate.  The Chief Financial Officer of the
               ----------------------
Company shall deliver to each Investor at the Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company since March 31, 1999.

          4.4  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          4.5  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor or to such Investor's special counsel, as the case may be, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          4.6  Bylaws.  The Bylaws of the Company shall provide that the Board
               ------
of Directors of the Company shall consist of nine (9) persons.

          4.7  Board of Directors.  The directors of the Company shall be Robert
               ------------------
Hunsberger, Doug Reudink, Bandel L. Carano, Jennifer Gill Roberts, David R. Hathaway, Bruce Edwards, Scot Jarvis, David Twyver and one (1) vacancy.

          4.8  Opinion of Company Counsel.  Each Investor shall have received
               --------------------------
from Venture Law Group, a Professional Corporation, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit D.
                                                                 ---------

          4.9  Investors' Rights Agreement.  The Company and each Investor
               ---------------------------
shall have entered into the Investors' Rights Agreement in the form attached as Exhibit B.
---------

          4.10 Consents and Waivers.  The Company shall have obtained on or
               --------------------
before Closing any and all consents, permits and waivers necessary for consummation of the transactions contemplated by this Agreement.

          4.11 Adjustment to Prior Issuances of Series E Preferred Stock. The
               ---------------------------------------------------------
Company shall collect and cancel the outstanding stock certificates evidencing shares of Series E Preferred Stock issued before the date hereof and reissue new stock certificates with adjusted price and share amounts in accordance with the terms of this Agreement.

     5.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Investor:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Payment of Purchase Price.  The Investor shall have delivered the
               -------------------------
purchase price specified in Section 1.2.

          5.3  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     6.   HSR Act Filings.  As soon as practicable after the Closing, the
          ---------------
Company and the Note Purchasers will separately file with the United States Federal Trade Commission and the Antitrust Division of the Justice Department pursuant to the HSR Act all requisite documents and notifications in order to provide for the conversion of the Notes into shares of the Company's Series E Preferred Stock. The parties will cooperate and coordinate with one another in exchanging information and providing reasonable assistance as the other parties may request in connection with the foregoing.

     7.   Miscellaneous
          -------------

          7.1  Survival of Warranties.  The warranties, representations and
               ----------------------
covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          7.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

          7.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.6  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by facsimile or by overnight courier or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          7.7  Finder's Fee.  Except with respect to the Company's fee to
               ------------
Merrill Lynch, each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.

               The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.8  Expenses.  Irrespective of whether the Closing is effected, the
               --------
Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees and expenses of one special counsel for the Investors, not to exceed $12,000. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Investors' Rights Agreement, or the Restated Certificate, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.9  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issuable or issued upon conversion of the Series E Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          7.10 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          7.11 Aggregation of Stock.  All shares of the Preferred Stock held or
               --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          7.12 Entire Agreement.  This Agreement and the documents referred to
               ----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.


                           [Signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    METAWAVE COMMUNICATIONS
                                    CORPORATION


                                    By:/s/ Larry Culver
                                       -----------------------------------
                                    Larry Culver
                                     Senior Vice President and Chief Financial
                                     Officer


                                     Address: 10735 Willows Road NE
                                     Post Office Box 97069
                                     Redmond, WA 98073

                                    INVESTORS:








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           PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE AGREEMENT]

                                    OAK INVESTMENT PARTNERS VI, L.P.

                                    By:___________________________________
                                     Its:_________________________________

                                     Address: 525 University Avenue
                                     Suite 1300
                                     Palo Alto, CA 94301


                                    OAK VI AFFILIATES FUND, L.P.


                                    By:___________________________________
                                     Its:_________________________________

                                     Address: 525 University Avenue
                                     Suite 1300
                                     Palo Alto, CA 94301


                                    VENROCK ASSOCIATES


                                    By:___________________________________
                                     Its:_________________________________


                                     Address: 30 Rockefeller Plaza
                                     Room 5508
                                     New York, NY 10112


                                    VENROCK ASSOCIATES II, L.P.

                                    By:___________________________________
                                     Its:_________________________________

                                     Address: 30 Rockefeller Plaza
                                     Room 5508
                                     New York, NY 10112

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           PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE AGREEMENT]

                                    SEVIN ROSEN FUND IV L.P.

                                    By: SRB Associates IV L.P.,
                                    its General Partner

                                    By:___________________________________
                                       John V. Jaggers
                                       General Partner
                                       Address: 13455 Noel Road
                                       Suite 1670
                                       Dallas, TX 75240

                                    SEVIN ROSEN FUND V L.P.

                                    By: SRB Associates V L.P.,
                                    its General Partner

                                    By:___________________________________
                                      John V. Jaggers
                                      General Partner

                                      Address: 13455 Noel Road., Suite 1670
                                      Dallas, TX 75240
                                      Attn:  John V. Jaggers

                                    SEVIN ROSEN V AFFILIATES FUND  L.P.

                                    By: SRB Associates V L.P.,
                                    its General Partner

                                    By:___________________________________
                                      John V. Jaggers
                                      General Partner
                                      Address: 13455 Noel Road., Suite 1670
                                      Dallas, TX 75240
                                      Attn:  John V. Jaggers

                                    INTEGRAL CAPITAL PARTNERS III, L.P.

                                    By: Integral Capital Management III, L.P.
                                      Its: General Partner

                                    By:___________________________________
                                      Its: General Partner
                                      Address: 2750 Sand Hill Road
                                      Menlo Park, CA 94025

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           PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE AGREEMENT]

                                    INTEGRAL CAPITAL PARTNERS
                                    INTERNATIONAL III, L.P.

                                     By:  Integral Capital Management III, L.P.
                                     Its: Investment General Partner


                                    By:___________________________________
                                     Its: General Partner

                                     Address: 2750 Sand Hill Road
                                     Menlo Park, CA 94025


                                    WORLDVIEW TECHNOLOGY
                                    PARTNERS I, L.P.


                                    By:___________________________________
                                       James Wei
                                       Managing Director


                                    ______________________________________
                                       Worldview Capital I, L.P.
                                       Its: General Partner

                                     Address: 435 Tasso Street, Suite 120
                                     Palo Alto, CA 94301

                                    WORLDVIEW TECHNOLOGY
                                    INTERNATIONAL I, L.P.


                                    By:___________________________________
                                       James Wei
                                       Managing Director


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

                                    SPINNAKER TECHNOLOGY FUND, L.P.

                                    By: Bowman Capital Management, L.L.C.
                                        Its:  General Partner


                                        By:_______________________________
                                          Its:____________________________

                                    Address:  1875 South Grant Road, Suite 1600
                                              San Mateo, CA 94402


                                    SPINNAKER TECHNOLOGY OFFSHORE
                                    FUND, LIMITED

                                    By: Bowman Capital Management, L.L.C.
                                        Its: Investment Advisor and Attorney-in-
                                             Fact



                                        By:_______________________________
                                           Its:___________________________

                                    Address:  1875 South Grant Road, Suite 1600
                                              San Mateo, CA 94402


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

                                    MERRILL LYNCH KECALP L.P. 1997

                                    By: KECALP Inc., its General Partner


                                    By:___________________________________
                                       Edward J. Higgins, Vice-President

                                    MERRILL LYNCH KECALP L.P. 1999

                                    By: KECALP Inc., its General Partner


                                    By:___________________________________
                                       Edward J. Higgins, Vice-President

                                    MERRILL LYNCH KECALP INTERNATIONAL
                                    L.P. 1997

                                    By:  KECALP Inc., its Nominee


                                    By:___________________________________
                                       Edward J. Higgins, Vice-President

                                    MERRILL LYNCH KECALP INTERNATIONAL
                                    L.P. 1999

                                    By:  KECALP Inc., its Nominee


                                    By:___________________________________
                                       Edward J. Higgins, Vice-President

                                    Notices for all the Merrill Lynch KECALP entities:

                                    KECALP Inc.
                                    World Financial Center
                                    South Tower
                                    New York, N.Y. 10080-6123
                                    Attention: Robert Tully
                                    phone: 212 236 7304
                                    fax: 212 236 7360

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           PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE AGREEMENT]

                                    ML IBK POSITIONS, INC.


                                    By: _____________________
                                    Name: ___________________

                                    Title: ____________________


                                    Address:  World Financial Center
                                              Merrill Lynch South Tower
                                              New York, New York 10080-6114



                                    THE CHASE MANHATTAN BANK, solely as Trustee
                                    For First Plaza Group Trust (as directed by
                                    General Motors Investment Management
                                    Corporation) and not in its individual
                                    capacity


                                    By:___________________________________
                                    Name:_________________________________
                                    Title: Authorized Officer
                                          --------------------------------

                                    Address:


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